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                                                      EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

MONSANTO COMPANY:

We consent to the incorporation by reference in this Registration Statement of Monsanto Company on Form S-8 of our reports dated February 28, 1997, appearing in and incorporated by reference in your annual report on Form 10-K for the year ended December 31, 1996.



                                    DELOITTE & TOUCHE LLP

Saint Louis, Missouri
October 23, 1997